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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 8, 2007

STERLING GOLD CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-51263
(State or other jurisdiction of incorporation)	(Commission File No.)

810 Jewel
Blackfoot, Idaho 83221
(Address of principal executive offices and Zip Code)

(208) 785-2729
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

a.

On November 8, 2007, Allen Collins resigned as president, principal accounting officer, principal financial officer, secretary and treasurer. His resignation was not as a result of any disagreement with us.

b.	On November 8, 2007, Linda S. Smith was appointed president, principal accounting officer, principal financial officer, secretary and treasurer.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 9th day of November, 2007.

STERLING GOLD CORP.

BY:   LINDA SMITH
         Linda Smith, President, Principal Executive Officer,
         Principal Financial Officer, Principal Accounting
         Officer, Secretary, Treasurer and a member of the
         board of directors